UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

LEGACY HOUSING CORPORATION

(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100 Bedford, Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 799-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Legacy Housing Corporation (the “Company”)

December 18, 2025

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2025, the Board of Directors of the Company appointed Jon Langbert, age 60, as Chief Financial Officer of the Company. Before joining the Company, Mr. Langbert provided advisory services to and invested in early-stage companies. Mr. Langbert served as the President of Plush Suites, which developed an all-suite, upscale extended-stay hotel product, from June 2016 to March 2023, and was the owner of Langbert Financial, a privately held factoring company with additional interests in franchise ownership and development, from November 2002 to May 2016.

Mr. Langbert also founded Alight, a VC-backed internet retailer, in 1999, and Consolidated Route, a large route operator of gaming equipment, in 1995. Mr. Langbert began his career in finance and accounting with Electronic Data Systems (now HP Enterprise Services), at which time he earned a Certified Management Accountant certification. Mr. Langbert has a BBA degree in Finance with Honors from The University of Texas at Austin and an MBA from Harvard Business School.

The Company and Mr. Langbert expect to enter into an employment agreement following his appointment.

Mr. Langbert replaces Ronald Arrington, who stepped down as Interim Chief Financial Officer on December 18, 2025.

Other than as described above, there are no arrangements or understandings between Mr. Langbert and any other person pursuant to which Mr. Langbert was selected as an officer of the Company. Neither Mr. Langbert nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934. Further, there is no family relationship between Mr. Langbert and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: December 19, 2025	By:	/s/ Kenneth E. Shipley
		Name:	Kenneth E. Shipley
		Title:	Interim Chief Executive Officer